UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

THE RESERVE PETROLEUM COMPANY

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

THE RESERVE PETROLEUM COMPANY

Notice of 2022

Annual Meeting

and

Proxy Statement

THE RESERVE PETROLEUM COMPANY

6801 Broadway Ext., Suite 300

Oklahoma City, Oklahoma 73116-9037

April 21, 2022

Dear Stockholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2022 Annual Meeting of Stockholders of The Reserve Petroleum Company on Tuesday, May 24, 2022, at 3:00 p.m. local time, in Oklahoma City, Oklahoma. Information about the Annual Meeting is presented in the following pages.

The Annual Meeting will begin with a discussion and vote on the matters set forth in the accompanying Notice of 2022 Annual Meeting of Stockholders and Proxy Statement, followed by a discussion on any other business matters that are properly brought before the Annual Meeting.

Your vote is very important. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the Annual Meeting by promptly voting online per the instructions on the enclosed Proxy Card or by completing, signing, dating and returning your Proxy Card in the enclosed envelope.

This Proxy Statement and the Company’s 2021 Annual Report on Form 10-K are also available on the website https://materials.proxyvote.com/761102 and on the Company’s website http://www.reserve-petro.com.

If you will need special assistance at the Annual Meeting because of a disability, please contact Lawrence R. Francis, Secretary, at (405) 848-7551, Ext. 303.

Thank you for your continued support of The Reserve Petroleum Company. We look forward to seeing you on May 24th.

Sincerely,

Kyle McLain

Chairman of the Board

i

■    To be voted on at the Annual Meeting

IMPORTANT VOTING INFORMATION

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”).

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary authority under NYSE rules to vote your shares for Proposal 2 (Ratification of the Selection of HoganTaylor LLP as the Company’s Independent Registered Public Accountants for 2022), even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on Proposal 1 (Election of Directors) or 3 (Advisory Resolution to Approve Executive Compensation) without instructions from you, in which case a broker non-vote will occur, and your shares will not be voted on those proposals. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

ii

THE RESERVE PETROLEUM COMPANY

6801 Broadway Ext., Suite 300

Oklahoma City, Oklahoma 73116-9037

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To The Stockholders:

The 2022 Annual Meeting of Stockholders of The Reserve Petroleum Company (the “Company”) will be held on Tuesday, May 24, 2022, at 3:00 p.m. local time, at the offices of the Company at 6801 Broadway Ext., Suite 300, Oklahoma City, Oklahoma. The Stockholders will vote on the following matters:

1.	Election of eight Directors for a one-year term,

2.	Ratification of the Selection of HoganTaylor LLP as the Company’s Independent Registered Public Accountants for 2022,

3.	Advisory Resolution to Approve Executive Compensation, and

4.	Such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 14, 2022, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

STOCKHOLDERS ARE URGED TO VOTE BY INTERNET, PHONE, OR BY SIGNING, DATING AND RETURNING PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE. It is desirable that as many stockholders as possible be represented at the Annual Meeting. Consequently, whether you now plan to attend in person, please vote, sign, date and return the enclosed Proxy Card. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your Proxy Card.

By Order of the Board of Directors,

Lawrence R. Francis
Secretary

April 21, 2022

iii

PROXY STATEMENT

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of The Reserve Petroleum Company (the “Company”, “we”, “our” or “us”) for the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the principal executive offices of the Company, 6801 Broadway Ext., Suite 300, Oklahoma City, Oklahoma 73116-9037, on Tuesday, May 24, 2022, at 3:00 p.m. local time, or any adjournment thereof. This Proxy Statement and Proxy Card are first being sent to the stockholders on or about April 21, 2022. The proxy will be voted at the Annual Meeting if the signer of the Proxy Card was a stockholder of record on April 14, 2022 (the “Record Date”).

SOLICITATION OF PROXIES

The Company will bear the costs of solicitation of proxies, which are estimated to be $15,500, none of which has been spent to date. Solicitation of proxies may be made by Broadridge, personal interview, mail or telephone by Directors, officers, and other employees of the Company. Copies of proxy materials and of the Company’s 2021 Annual Report on Form 10-K may also be supplied to holders of record, as well as to brokers, dealers, banks and voting trustees or their nominees, for the purpose of soliciting proxies from the beneficial owners, and the Company will reimburse those holders for their reasonable forwarding expenses.

VOTING RIGHTS AND OUTSTANDING SHARES

Voting rights are vested exclusively in the holders of the Company’s common stock, par value $0.50 per share, with each share entitled to one (1) vote on each matter coming before the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, there were 156,161 shares of common stock of the Company outstanding and entitled to be voted.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote is necessary to constitute a quorum at the Annual Meeting. The shares represented by all proxies received by the Company will be counted towards a quorum, notwithstanding that any such proxies contain thereon an abstention or a broker non-vote. Notwithstanding the Record Date, the Company’s stock transfer books will not be closed, and shares may be transferred after the Record Date. However, all votes must be cast in the names of the stockholders of record on the Record Date.

All votes will be tabulated by the Inspector of Election appointed for the Annual Meeting, who will separately tabulate votes for, votes against, abstentions, votes with respect to the frequency of future advisory votes on executive compensation, and broker non-votes. The approval of each proposal described in this Proxy Statement requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote, provided a quorum is present. Proxies specifying “withheld authority to vote” or “abstain” will not be counted as votes cast but will have the same effect as a vote “against” a proposal, while a broker non-vote will have no effect.

If sufficient shares are not present to provide a quorum on May 24th, the Annual Meeting, after the lapse of at least half an hour, will be adjourned by those present or represented and entitled to vote. Those stockholders entitled to receive notice of and to vote at the Annual Meeting will be sent written notice of an adjournment meeting to be held with a quorum of those present in person or by proxy at such meeting. Under the Restated By-Laws of the Company, any number of stockholders, in person or by proxy, will constitute a quorum at the adjournment meeting.

A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours at the offices of the Company for a period of ten (10) days preceding the Annual Meeting and at the Annual Meeting for purposes relating to the Annual Meeting.

A stockholder of record on the Record Date may vote in one of the following ways:

●	by internet @ www.proxyvote.com; or
●	by telephone @ 1-800-690-6903; or
●	by completing and mailing the Proxy Card; or
●	by written ballot at the Annual Meeting.

If you vote by internet, by telephone, or by mail, your vote must be received by 11:59 p.m. Eastern Time on Monday, May 23, 2022, the day before the Annual Meeting. Submitting your instructions by Proxy Card will not affect your right to attend the Annual Meeting and vote. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy or by notifying Lawrence R. Francis, the Inspector of Election, in writing of such revocation.

Your shares will be voted as you indicate on your Proxy Card. If you return your Proxy Card, but you do not indicate your voting preferences, the proxies will vote your shares FOR all of the director nominees identified in Proposal 1 (Election of Directors) and FOR Proposal 2 (Ratification of the Selection of HoganTaylor LLP as Independent Registered Public Accountants for 2022) and FOR proposal 3 (Advisory Resolution to Approve Executive Compensation) and in their discretion for such other matters as may come before the Annual Meeting.

If your shares are held in a brokerage account in your broker’s name (in street name), you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee. Your shares should be voted by your broker or nominee as you have directed.

If your shares are held in street name, and you wish to have your shares voted FOR Proposal 1 (Election of Directors) and FOR proposal 3 (Advisory Resolution to Approve Executive Compensation), you must either (i) instruct the record holder how to vote your shares; or (ii) bring a brokerage statement or other proof of ownership of the Company’s stock as of the Record Date with you to the Annual Meeting and vote at such Annual Meeting.

We will pass out written ballots to anyone who wants to vote at the Annual Meeting.

For additional information concerning the manner of proxy solicitation and voting, please see “Additional Information” beginning on page 13 of this Proxy Statement.

PROPOSAL 1 – ELECTION OF DIRECTORS

INFORMATION RELATING TO DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

Directors and Director Nominees

The Company elects all Directors of the Board each year. Because we are a very small company with only six employees, we try to keep the process of operating the Company as uncomplicated as possible. At the same time, our objective is full compliance with all the Securities and Exchange Commission (“SEC”) rules and regulations required of all public companies that are smaller reporting companies, as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”). We have been in business since 1931 and try to operate the Company today using the same principles as when the Company was formed. Our operations have progressed as technology has advanced. As indicated later in the Director Compensation section of this Proxy Statement, the Company’s directors’ fees are nominal, and we have no stock incentive-based compensation for the directors, our executive officers or our other employees. Accordingly, all existing directors are re-nominated each year, unless they elect not to serve.

The Company’s Statement of Governance Principles and the Charter of the Nominating Committee were adopted by the Board in 2004. The Statement of Governance Principles was amended as of May 25, 2021. All director nominees to the Board meet the qualifications set out in those documents.

Each nominated, non-employee director was originally nominated to serve on the Board based on their individual business background. Our current directors and nominees have a wide variety of business experience including some with petroleum industry experience and some without any petroleum industry experience. Some nominees have large corporate background work experience, and some have experience working in or managing smaller companies or their own company. Because of the Company’s practice of re-nominating current directors, the primary qualification that led to each re-nominated director being chosen to serve for the coming year is their prior service and experience as a director.

Considering the Company’s business and structure, the diversity of the Board is limited to the variety of business experience and backgrounds of the current director nominees.

The eight persons named below are nominees for election as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. If any nominee is unable to serve as of the date of the Annual Meeting, which the Company has no reason to expect, the persons named in the accompanying Proxy Card intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee.

Each nominee is currently a director, and each has served continuously as a director since the date of his first election or appointment to the Board. The Board has determined that the following directors and nominees are independent, as independence is defined in Rule 5605(a)(2) of the NASDAQ Listing Rules: Eddy R. Ditzler, Doug S. Fuller, Marvin E. Harris, Jr., and William M. (Bill) Smith.

The Board recommends a vote FOR each nominee for director set forth below.

The information in the following tables and the disclosure that follows those tables pertains, at a minimum, to each person’s (i) age as of April 14, 2022; (ii) positions currently held with the Company or the Board; (iii) business experience during at least the past five years; and (iv) directorships in other public companies at any time during the past five years.

Name	Age	Positions Currently Held

Eddy R. Ditzler	65	Director

Doug S. Fuller	64	Director

Marvin E. Harris, Jr.	70	Director

Cameron R. McLain [1]	63	Director, Chief Executive Officer, President, Exploration Manager

Kyle L. McLain [1]	67	Director, Chairman of the Board, Executive Vice President, Production Manager

Robert L. Savage	74	Director

William M. (Bill) Smith	63	Director

James L. Tyler	74	Director

[1] Member of Executive Committee

Executive Officers

The following persons are the executive officers of the Company:

Name	Age	Positions Currently Held

Cameron R. McLain	63	Director, Chief Executive Officer, President, Exploration Manager

Kyle L. McLain	67	Director, Chairman of the Board, Executive Vice President, Production Manager

Lawrence R. Francis	45	1st Vice President, Chief Financial Officer, Secretary/Treasurer

Cameron R. McLain, Director, CEO, President and Exploration Manager, and Kyle L. McLain, Director, Chairman of the Board, Executive Vice President and Production Manager, are brothers.

Eddy R. Ditzler was appointed by the Board as a director in 2021 to replace Jerry L. Crow and is nominated as a director for 2022. Mr. Ditzler served Grant Thornton LLP for more than 35 years until his retirement in August 2017. As an audit partner, Mr. Ditzler served as lead engagement partner and quality control partner for audits of privately owned and publicly traded oil and gas companies, financial institutions, insurance companies, manufacturers, distributors, retailers, and service companies. From December 2012 until his retirement, Mr. Ditzler served as the National Professional Practice Director (NPPD) for the region that included offices in Dallas, Houston, Kansas City, Minneapolis, Oklahoma City, St. Louis, Tulsa, and Wichita. As the NPPD, he supported audit teams by providing technical support on accounting, auditing, and regulatory matters and consulted directly with audit teams and client management to provide timely resolution of technical accounting and auditing issues. Mr. Ditzler holds a Bachelor of Science in Business Administration (Accounting) and a Master of Science in Accounting from Oklahoma State University. Mr. Ditzler is currently a lecturer at the School of Accounting, Spears School of Business, Oklahoma State University where he instructs courses in oil and gas accounting and advanced auditing in the master’s program.

Lawrence R. Francis was employed by the Company on September 1, 2017, and was elected Chief Financial Officer, 1st Vice President and Secretary/Treasurer, effective January 1, 2018. Mr. Francis devotes substantially all his time to the affairs of the Company, although he devotes a part of his time and efforts to the activities of affiliated organizations. Mr. Francis was previously employed as an Assurance Manager for HoganTaylor LLP, where he served from January 2013 to August 2017 and as a CPA for Smith, Carney and Company, P.C. from January 2011 to December 2012. Prior to becoming a CPA, Mr. Francis spent more than 10 years in operations management in the retail sector. Mr. Francis holds a Bachelor of Science degree in Accounting from the University of Central Oklahoma, and is a Certified Public Accountant in Oklahoma.

Doug S. Fuller has been a director since May 2, 2000. He is the President and Chief Executive Officer of Quail Creek Bank where he has been employed since April 20, 2009. Mr. Fuller was employed as Membership Director with Leadership Oklahoma from May 2007 until April 2009. Before that, he had been in banking since 1980 and was an executive officer with Bank of Oklahoma from 1992 until 2007. Mr. Fuller holds a Bachelor of Business Administration degree in Finance from the University of Oklahoma and a Master of Business Administration degree from Oklahoma City University. He is also a director of Quail Creek Bank, The Bankers Bank, the Oklahoma Bankers Association, and the Last Frontier Council of the Boy Scouts of America.

Marvin E. Harris, Jr. has been a director since May 7, 1991. He was a senior software developer with Devon Energy Corporation from April 2013 until his retirement in March 2021. Mr. Harris was a senior software developer with Teleflora from March 2012 until April 2013 and from January 2011 until March 2012 was employed as a Principal Analyst with Southwest Research Institute. He served as President of Tetron Software, a computer software company, which he formed, from January 1994 until January 2011. Mr. Harris was employed as President of RDS Services, Inc., a computer software company, from 1991 until 1994. He was employed by Intel Corporation from 1984 until 1991. Mr. Harris holds a Bachelor of Science degree from the University of Alabama, a Master of Science degree from the University of Alabama in Birmingham, and a Master of Business Administration degree from Southern Methodist University.

Cameron R. McLain has been a director since May 23, 2006. He was elected Chief Executive Officer on May 19, 2009, and President of the Company on May 20, 2008. Mr. McLain also serves as Exploration Manager and has served in that capacity continuously since his employment on May 9, 1982. He devotes substantially all his time to Company affairs; however, he devotes a part of his time and efforts to the activities of affiliated organizations. Mr. McLain was employed from May 1980 to May 1982 as an exploration geologist for Cities Service Oil and Gas Company in the Mid-Continent Division. He holds a Bachelor of Science degree in Geology from the University of Oklahoma and a Master of Business Administration degree from Oklahoma City University. Mr. McLain is also a director and officer of Mid-American Oil Company and Mesquite Minerals, Inc.

Kyle L. McLain has been a director since May 23, 2006. He was elected Chairman on May 30, 2013, and Executive Vice President on May 20, 2008. Mr. McLain also serves as Production Manager and has served in that capacity continuously since his employment on May 12, 1984. He devotes substantially all his time to the affairs of the Company, although he spends a part of his time and efforts on the activities of affiliated organizations. Mr. McLain was employed as a reservoir engineer for Gulf Oil Corporation from May 1980 to May 1984. He holds a Bachelor of Science degree in Petroleum Engineering from the University of Oklahoma. Mr. McLain is also a director and officer of Mid-American Oil Company and Mesquite Minerals, Inc.

Robert L. Savage has been a director since May 6, 1975. He has been a Financial Consultant with B.B. Graham & Company, Inc. since December 2014. Mr. Savage was President and Chief Executive Officer of Leonard Securities, Inc. from 1997 to February 2015. He was the President of Leonard Agency, Inc. from 1998 to 2019 and has been President of Leonard Investment Advisors, Inc. since 1999. Mr. Savage was Vice President with Park Avenue Securities, Inc. from January 1989 to May 1994 and Century Investment Group, Inc. from April 1994 to September 1997. He was employed as an Account Executive with Reynolds Securities, later named Dean Witter Reynolds, from 1975 to 1989. Mr. Savage holds a Bachelor degree in Business Administration from Trinity University, and a Master of Business Administration degree from Southern Methodist University.

William M. (Bill) Smith has been a director since May 5, 1998. He is the owner of W. M. Smith Energy, LLC, a geological consulting company that he formed January 1, 2008. Prior to that date, Mr. Smith had served as Manager of Geology at Bracken Operating, LLC since 1994 and was also part owner. He joined Bracken Exploration Co. as an Exploration Geologist in 1981 and became Vice President of Geology until 1986. In 1986, Mr. Smith assisted in forming Bracken Energy Company, for whom he was an employee and part owner. He was employed by Samedan Oil Corporation from 1980 through 1981. Mr. Smith holds a Bachelor of Science degree in Geology from the University of Oklahoma.

James L. Tyler has been a director since May 22, 2018. He was employed by the Company from August 2003 until he retired in December 2017. Mr. Tyler served as Chief Financial Officer, 2nd Vice President and Secretary/Treasurer during his employment. Mr. Tyler was employed as Vice-President Controller for Grace Petroleum Corporation from May 1979 to May 1994 and Controller for MCNIC Oil & Gas, Inc. from June 1994 to April 1999. From May 1999 until March 2003, he was employed as Controller for Express Ranches and Accounting Manager for Bison Drilling Company. Mr. Tyler holds a Bachelor of Science degree in Accounting from the University of Central Oklahoma, and is a Certified Public Accountant in Oklahoma.

Involvement in Certain Legal Proceedings

On or about November 11, 2013, a Statement of Claim was filed against Robert Savage, Leonard Securities, Inc., of which Mr. Savage was President and Chief Executive Officer, two other individuals, and an unrelated investment advisor entity (collectively the “Respondents”) in FINRA Arbitration Case Number 13-03324. An Amended Statement of Claim was filed on or about August 29, 2014. The Claimant asserted the following causes of action: churning, suitability, breach of fiduciary duty, negligence, and failure to supervise. The Claimant sought damages in the amount of $676,000 for actual/compensatory damages and unspecified other damages. Mr. Savage and Leonard Securities, Inc. denied the allegations made in the Statement of Claim and asserted affirmative defenses. On December 19, 2014, a Panel of Arbitrators determined that (i) the Respondents were jointly and severally liable to the Claimant in the amount of $200,000 plus interest and (ii) Leonard Securities, Mr. Savage and three of the other Respondents were jointly and severally responsible for $5,400 in fees related to the FINRA Dispute Resolution. Notwithstanding that the Respondents were jointly and severally liable, Leonard Securities, Inc. and Mr. Savage satisfied the full amount of the award and the fees.

Supervision of registered representatives and their sales practices requires a firm to have a supervisory system that is reasonably designed and implemented to achieve compliance with applicable laws and regulations. An effective supervisory system enables the firm to detect and review for possible suspicious activity.

Mr. Savage and Leonard Securities, Inc. disagreed with the Claimant’s allegation regarding failure of supervision. Leonard Securities, Inc. supervised the investment advisory activities of another named Respondent according to its written supervisory procedures covering supervision of outside investment advisers and to the extent applicable, that individual’s activities as a registered representative of Leonard Securities, Inc.

Mr. Savage and Leonard Securities, Inc. believe the compliance system adopted and implemented by Leonard Securities, Inc. represented sound and common-sense procedures, consistent with industry norms and practices for reviewing such activities.

Certain Relationships and Related Transactions

The Company is affiliated by common management and ownership with Mesquite Minerals, Inc. (“Mesquite”), Mid-American Oil Company (“Mid-American”) and Lochbuie Limited Liability Company (“Lochbuie”). The Company also owns interests in certain producing and non-producing oil and gas properties as tenants in common with Mesquite, Mid-American and Lochbuie. Kyle L. McLain and Cameron R. McLain, directors and officers of the Company, are directors and officers of Mesquite and Mid-American and they each own an 16.67% interest in Lochbuie.

Cameron R. McLain and Kyle L. McLain, as a group, beneficially own approximately 16% of the common stock of the Company, approximately 13% of the common stock of Mesquite and approximately 11% of the common stock of Mid-American. Each of these three corporations has only one class of stock outstanding. Note 12 to the Company’s Consolidated Financial Statements contained in Item 8, “Financial Statements and Supplementary Data” of the Company’s Form 10-K for the fiscal year ended December 31, 2021, includes additional disclosures regarding these relationships. See “Additional Information.”

Robert L. Savage, a director, is a Financial Consultant with B.B. Graham & Company, Inc. (“Graham”) and an advisor with Leonard Investment Advisors (“LIA”). LIA manages $692,902 of the Company’s portfolio of “Equity Securities” listed in the Company’s December 31, 2021, balance sheet at $9,142,357, which represents the year-end market price of the securities in the portfolio. The $692,902 represents securities with a cost of $683,466, plus a market adjustment of $9,436. LIA earned $11,346 in broker commissions and fees on the securities bought and sold in 2021. Realized gains on the securities sold totaled $163, in 2021.

James L. Tyler, a director, performs tax consulting services for the Company. During 2021, The Company paid Mr. Tyler $13,635 in tax consulting fees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding the only persons known by the Company to be beneficial owners of more than 5% of the Company’s common stock as of April 14, 2022:

Name and Address of	Amount and Nature of	Percent of
Beneficial Owner	Beneficial Ownership	Class [1]

Cameron R. McLain	12,108	7.75
805 Gleneagles Dr.
Edmond, OK 73013-1807

Kyle L. McLain	12,108	7.75
2301 Steeplechase Rd.
Edmond, OK 73034-5893

John Mason and Amy Marie McLain	9,609	6.15
700 12th St., Suite 210
Golden, CO 80401-1231

Mull Investments LLC	12,149	7.78
4200 Perimeter Center Dr., Suite 245
Oklahoma City, OK 73112-2322

The LEKALA Trust	11,949	7.65
1725 Sun Valley Ln.
Edmond, OK 73034-6887

[1]	Calculations of percent of class are based on the number of shares of common stock outstanding as of April 14, 2022, excluding shares held by or for the Company.

Security Ownership of Management

The following table provides information regarding the beneficial ownership of the Company’s common stock by each Named Executive Officer listed in the 2021 Summary Compensation Table on page 9 and each of our directors, as well as the number of shares beneficially owned by all our directors and executive officers as a group as of April 14, 2022. As of April 14, 2022, there were 156,161 shares of our common stock outstanding. Unless otherwise indicated by footnote, individuals have sole voting and investment (dispositive) power. Other than in the case of Mr. Savage, as footnoted, none of the shares are pledged as security.

	Title of	Amount and Nature of	Percent
Name	Class	Beneficial Ownership	of Class

Cameron R. McLain	Common	12,108	7.75
Kyle L. McLain	Common	12,108	7.75
Lawrence R. Francis	Common	---	---
Eddy R. Ditzler	Common	---	---
Doug S. Fuller	Common	---	---
Marvin E. Harris, Jr.	Common	---	---

(Table continued on next page.)

	Title of	Amount and Nature of	Percent
Name	Class	Beneficial Ownership	of Class

Robert L. Savage	Common	1,970 [1]	1.26
William M. (Bill) Smith	Common	---	---
James L. Tyler	Common	---	---

All Directors and Executive Officers as a Group (9 persons)		26,186	16.76

[1]	Mr. Savage has pledged 1,269 shares as security.

INFORMATION RELATING TO THE BOARD OF DIRECTORS AND COMMITTEES

Board Leadership Structure

The Board chose to separate the Chief Executive Officer and Board Chairman positions in May 2009. Due to the relatively small size of the Company, this helps the Board achieve independent leadership and aids in effective monitoring and oversight. Cameron R. McLain serves as Chief Executive Officer and Kyle L. McLain serves as Chairman of the Board.

Board of Directors Role in Risk Oversight

Due to the relatively small size of the Company and the limited number of Board meetings held annually, the Board has delegated its risk oversight function to the Company’s executive officers. Two of our three executive officers are also directors. The non-employee directors feel that since our executive officers supervise the day-to-day risk management of the Company, they are best equipped and the most logical choice for the risk oversight function. In addition, our executive officers have the overall responsibility to assess and manage the Company’s exposure to all risks, including credit, liquidity and operational risks.

Meetings

The Board held three meetings during the Company’s fiscal year ended December 31, 2021. It is the Board’s policy that directors should attend the Company’s Annual Meeting of Stockholders. Last year, all directors attended the Annual Meeting of Stockholders.

Committees

In General. The Company is a smaller reporting company whose securities are not quoted on NASDAQ or listed on any exchange. The Company’s stock is traded by private transactions or over the counter. Over the counter bid information is quoted in the OTCQB Quotation Service in the OTC Market Report, and in the OTC Bulletin Board under the symbol “RSRV.”

Audit Committee. The Company adopted the Charter of the Audit Committee in 2021. Eddy R. Ditzler is an independent director as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules. Mr. Ditzler is also an “audit committee financial expert” as that term is defined by the SEC and was elected to serve as Audit Committee Chair. Other members of the committee include Doug S. Fuller and Marvin E. Harris, who are also considered independent directors as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules. The Audit Committee charter can be viewed on the Company’s website.

The Company’s Audit Committee reviews communications from the Independent Registered Public Accountants, recommends to the Board inclusion of financials in SEC reports, and performs other duties related to financial and internal controls. The Board approves the annual report.

Executive Committee. The Board has designated the Executive Committee, which consists of Cameron R. McLain and Kyle L. McLain, to act on behalf of the board if needed. The Corporate Secretary attends Executive Committee meetings to document minutes and to ensure all required communications are communicated to the Board during regularly scheduled Board meetings.

Compensation Committee. The Company does not have a Compensation Committee or a committee performing a similar function. Because the Company is so small and only has six employees, three of whom are our executive officers, it is the view of the Board that it is appropriate for the Company not to have such a committee. Please see “Executive Compensation” on page 8 of this Proxy Statement.

Nominating Committee. The Board adopted the Company’s Statement of Governance Principles and Charter of the Nominating Committee in 2004. Minimum qualifications for director nominees are detailed in the Statement of Governance Principles, along with procedures for stockholders to recommend director candidates for consideration by the Nominating Committee. The Statement of Governance Principles was amended as of March 29, 2011, and is attached as Appendix A to the Company’s 2011 Proxy Statement as filed with the SEC on April 15, 2011. The Charter of the Nominating Committee is attached as Appendix B to the Company’s 2011 Proxy Statement as filed with the SEC on April 15, 2011. They can be viewed at the SEC’s website and on the Company website.

The Board has designated a Nominating Committee, which consists of Doug S. Fuller, Cameron R. McLain and William M. (Bill) Smith. Both Mr. Fuller and Mr. Smith are “independent” as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules. The Nominating Committee makes recommendations to the Board regarding individuals for nomination as directors and, in addition, may consider other matters relating to corporate governance. The Nominating Committee met once in March 2022 and recommended that the current directors be nominated to serve a one-year term on the Board.

The Nominating Committee evaluates qualified nominees for director using the same process regardless of whether the nominee is recommended by an officer, director or stockholder.

Director Compensation

All directors, whether employees or not, are compensated on a per meeting basis, but only for those Board meetings attended. The amount of compensation is set by a vote of the directors at each Board meeting. In the year ended December 31, 2021, directors were compensated in the amount of $1,500 for attending each of the March, May and November meetings. All committee meetings are held prior to the Board meetings or by telephone conference. Effective in 2022, the Audit Committee Chair will receive $500 and other independent directors serving on the Audit Committee will receive $300 for attending each Audit Committee meeting. Other directors receive no additional compensation for committee meetings.

The Company provides no stock or stock option awards compensation, non-equity incentive compensation or deferred compensation to any of our directors.

The following table provides information relating to total compensation amounts paid to directors during 2021:

2021 Director Compensation Table

Name	Fees [1]	Total

Eddy R. Ditzler	$3,000	$3,000
Each Other Director [2]	$4,500	$4,500

[1]

Amounts represent fees for attending Board meetings during the year as follows: $1,500 per meeting for the March, May and November meetings, except for Eddy R. Ditzler, who was appointed beginning with the May meeting.

[2]	Jerry L. Crow, Doug S. Fuller, Marvin E. Harris, Jr., Cameron R. McLain, Kyle L. McLain, Robert L. Savage, William M. (Bill) Smith, and James L. Tyler.

EXECUTIVE COMPENSATION

Overview

As indicated earlier, the Company does not have a standing Compensation Committee of the Board or a committee performing a similar function. We are a smaller reporting company whose securities are not quoted on NASDAQ or listed on any exchange. The Company has a total of only six employees, three of whom are our executive officers.

Compensation Philosophy and Objectives

Because we are so small, our compensation philosophy and objectives are to provide compensation that is fair and reasonable for all employees at a competitive level that will allow us to attract and retain qualified personnel necessary to operate the Company at the most efficient level possible. Our objective is to fully comply with all the operational and financial rules and regulations required of any public company, and specifically, those relating to the oil and gas exploration and production (“E&P”) industry. In addition, we try to maintain compensation at a level that is competitive with other companies in this industry. Our philosophy and objectives for compensation of our executive officers are no different from those with respect to our other employees.

Compensation levels for all employees, including our executive officers, are reviewed annually in early November by our executive team. This review process includes reviews of salary and wage surveys, primarily for the oil and gas E&P industry, and informal performance evaluations provided by supervisors. Compensation levels for the next fiscal year are determined during this review process and presented to the entire Board for approval at its meeting on the third Tuesday in November each year. Compensation consultants are not utilized in the compensation review process and no fees are paid to anyone relative to this process. The Board and management do not believe that there are any risks arising from the Company’s compensation policies and practices for the Company’s employees, including non-executive officers, that are reasonably likely to have a material adverse effect on the Company.

Elements of Compensation

Elements of our executive compensation and benefits package are as follows:

●	a base salary;
●	a bonus equal to one to three month’s base salary, paid in early December each year; and
●	Company-sponsored employee benefits, such as life and health insurance benefits and a qualified 401(k) savings plan.

The Company provides no incentive bonus compensation, stock or stock option awards compensation, non-equity incentive compensation or deferred compensation to our executive officers or to any of our other employees.

2021 Summary Compensation Table

The following table summarizes the compensation paid to our principal executive officer and our two most highly compensated executive officers other than our principal executive officer (collectively, our “Named Executive Officers”) during the fiscal years ended December 31, 2021 and 2020.

Name and				All Other
Principal Position	Year	Salary [1]	Bonus	Compensation		Total

Cameron R. McLain	2021	$174,000	$15,000	$25,959	[2]	$214,959
CEO/President	2020	$168,000	$14,000	$23,057		$205,057

Kyle L. McLain	2021	$174,000	$15,000	$23,265	[3]	$212,265
Chairman/Executive Vice President	2020	$168,000	$14,000	$20,224		$202,224

Lawrence R. Francis	2021	$107,010	$12,725	$15,244	[4]	$134,979
1st VP/CFO, Secretary/Treasurer	2020	$95,760	$7,980	$14,227		$117,967

[1]	Includes amounts earned but deferred at the election of each officer pursuant to our 401(k)-employee savings plan.

[2]

Includes $4,385 for personal use of Company vehicle; $10,234 for life insurance premiums paid by the Company and $11,340 of matching contributions made by the Company under our 401(k)-employee savings plan.

[3]

Includes $4,083 for personal use of Company vehicle; $7,842 for life insurance premiums paid by the Company and $11,340 of matching contributions made by the Company under our 401(k)-employee savings plan.

[4]

Includes $2,485 for personal use of Company vehicle; $1,075 for life insurance premiums paid by the Company and $7,184 of matching contributions made by the Company under our 401(k)-employee savings plan, and advisory director fees of $4,500 paid in 2021.

Results of and Response to the Most Recent Say-On-Pay Vote and Frequency of Say-On-Pay Vote

Most Recent Say-On-Pay Vote. At the 2019 Annual Meeting of Stockholders, approximately 99% of the votes cast by our stockholders voted, on an advisory basis, to approve the compensation paid to the Company’s Named Executive Officers in 2018, as disclosed in the 2019 Proxy Statement pursuant to Item 402 of SEC Regulation S-K (the “Say-On-Pay Vote”). The Company and the Board believe that the Say-On-Pay Vote confirmed stockholder support for the Company’s executive compensation philosophy, objectives and decisions. As a result, our 2021 executive compensation philosophy and objectives remained consistent with those in 2020, 2019 and 2018.

Most Recent Frequency of Say-On-Pay Vote. At least once every six years, we are required to hold an advisory vote on the frequency of Say-On-Pay Votes (the “Frequency of Say-On-Pay Vote”). We held our most recent Frequency of Say-On-Pay Vote at our 2019 Annual Meeting of Stockholders and a majority of the votes were cast in favor of holding Say-On-Pay Votes once every three years. In line with the preference of our stockholders, our Board determined that it would include the Say-On-Pay Vote in our proxy materials once every three years until the next Frequency of Say-On-Pay Vote, which will occur no later than our 2025 Annual Meeting of Stockholders.

Response to Future Say-On-Pay Votes. Although non-binding, the Company and the Board will continue to consider the results of the Say-On-Pay Votes in their future executive compensation philosophy, objectives and decisions.

CODE OF ETHICS FOR SENIOR OFFICERS

The Company has adopted a Code of Ethics for Senior Officers (the “Code of Ethics”) that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions meeting the criteria set forth in Item 406 of SEC Regulation S-K. The Company will provide to any person, without charge, upon written request addressed to the Company’s Secretary, a copy of the Code of Ethics. This document can also be viewed at www.reserve-petro.com and at the SEC’s website as Exhibit 14 to the Company’s 2018, Quarter 1 Form 10-Q. See “Additional Information.”

INFORMATION REGARDING COMMUNICATIONS WITH AUDITORS

As required by SEC Regulation S-K, Item 407(d)(3)(i), the Audit Committee has:

1.	Reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2021, with management;

2.	Discussed with HoganTaylor LLP the matters that are required to be discussed by professional standards and by the SEC; and

3.

Received the written disclosures and the letter from HoganTaylor LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding HoganTaylor’s communications with the Board concerning independence and has discussed with HoganTaylor the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended, and the Board approved the inclusion of the Company’s audited financial statements, for and as of the fiscal year ended December 31, 2021, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

The Members of the Board are Eddy R. Ditzler, Doug S. Fuller, Marvin E. Harris, Jr., Cameron R. McLain, Kyle L. McLain, Robert L. Savage, William M. (Bill) Smith and James L. Tyler.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires executive officers, directors and persons beneficially owning more than 10% of the Company’s stock to file initial reports of ownership and reports of changes in ownership with the SEC and with the Company. Based solely on a review of the Forms 3 and 4 and any amendments thereto furnished to the Company and written representations from our executive officers and directors, the Company believes that all those persons complied with their Section 16(a) filing obligations in 2021.

PROPOSAL 2 – RATIFICATION OF THE SELECTION OF HOGANTAYLOR LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2022

In General

While we retain the services of other accounting firms from time to time, HoganTaylor LLP is our principal accountant and served as our independent accountant for the years ended December 31, 2020 and 2021. They performed the quarterly reviews and year-end audits. Our executive officers recommended to the Board that it approve the selection of HoganTaylor LLP as the Company’s independent registered public accountants for 2022. The Board approved the selection of HoganTaylor LLP.

Representatives of HoganTaylor LLP are not expected to be at the Annual Meeting. However, if questions arise which require their comments, arrangements have been made to solicit their response.

The aggregate fees billed by HoganTaylor for 2021 and 2020 for these various services were as follows:

Description of Professional Service	Amount Billed
	2021	2020
Audit Fees are fees for (i) the audit of our annual financial statements and the review of financial statements included in our quarterly reports on Form 10-Q, and (ii) for services that are provided by the independent registered public accountant in connection with statutory and regulatory filings.	$75,500	$83,950
Audit-Related Fees are fees reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”	$36,650	$26,550
Tax Fees are fees for compliance, tax advice, and tax planning.	$19,600	$19,000
All Other Fees are fees for any service not included in the first three categories.	---	$12,000

The Audit Committee is required by SEC regulations to preapprove all auditing services and permitted non-audit services provided by the Company’s independent registered public accounting firm. There is an exception for preapproval of non-audit services if the aggregate amount of all such non-audit services provided to us constitutes not more than five percent of the total amount of revenues paid by it to its independent registered public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by us at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee. All audit services and permitted non-audit services to be performed by our independent auditor have been preapproved by the Audit Committee as required by SEC regulations and the Audit Committee’s charter without exception.

Your Board of Directors recommends a vote FOR the following proposal:

RESOLVED that the selection of HoganTaylor LLP, as the Company’s Independent Registered Public Accountants for 2022, is hereby ratified.

PROPOSAL 3 – ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

In General

Section 14A of the Securities Exchange Act of 1934 provides that not less frequently than once every 3 years we must provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers as disclosed in our Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is often referred to as a “Say-on-Pay” vote. Therefore, we are asking our stockholders to approve an advisory resolution on the Company’s executive compensation as reported in this Proxy Statement.

As described above in the “Executive Compensation” section of this Proxy Statement, we do not have a standing compensation committee of the Board or a committee performing a similar function and we only have six employees, three of whom are executive officers. Therefore, executive compensation decisions are made by our Board. Because we are so small, our compensation philosophy and objectives are as follows:

●

to provide compensation that is fair and reasonable for all employees at a competitive level that will allow us to attract and retain qualified personnel necessary to operate the Company at the most efficient level possible, and

●	to maintain compensation at a level that is competitive with other companies in the oil and gas exploration and production industry.

Our philosophy and objectives for compensation of executive officers are no different from our other employees. We provide no incentive bonus compensation, stock or stock option awards, non-equity incentive compensation or deferred compensation to our executive officers or any of our other employees.

We urge our shareholders to read the “Executive Compensation” section beginning on page 8 of this Proxy Statement, which describes in greater detail our executive compensation policies and procedures, as well as the 2021 Summary Compensation Table on page 9, which provides detailed information on the compensation of our Named Executive Officers. The Board believes that the policies and procedures set forth in “Executive Compensation” are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this Proxy Statement has contributed to the Company’s recent and long-term success.

2021 Overview

The Company’s strategy for 2021 was to recover from the effects of the COVID-19 pandemic and to further develop its oil and natural gas properties. Reflecting the successful implementation of its business strategy in a very difficult environment for the oil and gas industry, the following financial and operational results were achieved:

●	The Company paid dividends on its common stock in the amount of $5.00 per share in 2021.

●	The Company operated throughout the year as a financially sound company.

●

The Company provided $3,777,163 of net cash from operating activities and had net $1,251,295 net income for 2021, earnings before interest, taxes, depreciation and amortization (EBITDA) were $3,951,329 for 2021.

●

For the year ended December 31, 2021, the Company participated in the drilling of 5 gross exploratory and 10 gross development working interest wells with working interests ranging from a low of 3.2% to a high of 22%. Of the 5 exploratory wells, 3 were completed as producing wells and 2 as dry holes. Of the 10 development wells, all were completed as producing wells.

Non-Binding Nature of Vote

This stockholder vote on executive compensation is advisory and non-binding on the Board or the Company in any way. Although non-binding, the Board will consider the results of the most recent stockholder advisory vote on executive compensation in determining compensation policies and decisions concerning Named Executive Officers.

Required Vote; Broker Discretionary Voting Not Permitted

The affirmative vote of a majority of the shares presented or represented and entitled to vote either in person or by proxy is required to approve this advisory resolution. Broker discretionary voting of uninstructed shares is not permitted for a stockholder vote on executive compensation.

Approval of Compensation Paid to the Company’s Named Executive Officers

As required by Section 14A of the Exchange Act, we are asking stockholders to vote on the following advisory resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Executive Compensation discussion and the Summary Compensation Table, is hereby APPROVED.

Recommendation of the Board

Your Board of Directors recommends a vote “FOR” the advisory resolution.

ADDITIONAL INFORMATION

Communications between Stockholders and the Board

The Board has designated Mr. Harris to be the independent director to receive communications from stockholders seeking to communicate directly with the Company’s independent directors. Anyone who has a concern about the Company’s conduct, or about the Company’s accounting, internal accounting controls or auditing matters, may communicate that concern directly to the Company’s Secretary, Lawrence R. Francis, at The Reserve Petroleum Company, 6801 Broadway Ext., Suite 300, Oklahoma City, Oklahoma 73116-9037. Those communications may be confidential or anonymous. All such concerns will be forwarded to Mr. Harris for review. The Board is committed to good governance practices.

Deadline for Stockholders for Inclusion in Next Year’s Proxy Statement

Stockholder proposals intended to be presented at the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”), which is scheduled for May 23, 2023, and included in the Company’s 2023 proxy statement and form of proxy relating to that meeting pursuant to Rule 14a-8 under the Exchange Act must be received in writing by the Company at the Company’s principal executive offices by Tuesday, December 20, 2022. Proposals should be addressed to Lawrence R. Francis, Secretary, The Reserve Petroleum Company, 6801 Broadway Ext., Suite 300, Oklahoma City, Oklahoma 73116-9037.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting

For any stockholder proposal that is not submitted to the Company for inclusion in our 2023 proxy statement, but is instead sought to be presented by the stockholder directly at the 2023 Annual Meeting, Rule 14a-4(c) under the Exchange Act permits management to vote proxies in its discretion if the Company: (1) receives written notice of the proposal before the close of business on Tuesday, March 7, 2023, and advises stockholders in the 2023 proxy statement about the nature of the matter and how management intends to vote on the matter; or (2) does not receive written notice of the proposal before the close of business on Tuesday, March 7, 2023. Notices of intention to present proposals at the 2023 Annual Meeting should be addressed to Lawrence R. Francis, Secretary, The Reserve Petroleum Company, 6801 Broadway Ext., Suite 300, Oklahoma City, Oklahoma 73116-9037.

Voting Securities

Stockholders of record at the close of business on April 14, 2022, will be eligible to vote at the Annual Meeting. The voting securities of the Company consist of its $0.50 par value common stock, of which 156,161 shares were outstanding on April 14, 2022. Each share outstanding on the Record Date will be entitled to one vote. Treasury shares are not voted. Individual votes of stockholders are kept private, except as appropriate to meet legal requirements. Access to proxies and other individual stockholder voting records is limited to the Inspector of Election and certain employees of the Company and its agents, who must acknowledge in writing their responsibility to comply with this policy of confidentiality.

Vote Required for Approval

The approval of each proposal described in this Proxy Statement requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote, provided a quorum is present. Proxies specifying “withheld authority to vote” or “abstain” will not be counted as votes cast but will have the same effect as a vote “against” a proposal, while a broker non-vote will have no effect.

Broker Non-Vote

In General. If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”).

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary authority under NYSE rules to vote your shares for the ratification of HoganTaylor LLP, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on Proposals 1 (Election of Directors) or 3 (Advisory Resolution to Approve Executive Compensation) without instructions from you. In this case, a broker non-vote will occur, and your shares will not be voted on the election of directors. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Manner for Voting Proxies

The shares represented by all valid proxies received will be voted in the manner specified. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted FOR Proposals 1 (Election of Directors), 2 (Ratification of the Selection of HoganTaylor LLP as the Company’s Independent Registered Public Accountants for 2022) and 3 (Advisory Resolution to Approve Executive Compensation). Should any matter not described above be properly presented at the Annual Meeting, the person or persons named in the Proxy Card will vote in accordance with their judgment.

Other Matters to be Presented

The Board knows of no other matters, which may be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, including any adjournment or adjournments thereof, proxies received in response to this solicitation will be voted upon such matters in the discretion of the person or persons named in the Proxy Card.

Electronic Access to Proxy Statement and Annual Report

A copy of the Company’s 2021 Annual Report on Form 10-K will be furnished without charge to stockholders beneficially of record at the close of business on April 14, 2022, on request to Lawrence R. Francis, Secretary, at (405) 848-7551, Ext. 303. Both this Proxy Statement and the Company’s 2021 Annual Report on Form 10-K are available on the website https://materials.proxyvote.com/761102 and on the Company’s website http://www.reserve-petro.com.

**SCAN TO**
**VIEW MATERIALS & VOTE**

THE RESERVE PETROLEUM COMPANY
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

**VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above**
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 23, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 23, 2022. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Vote must arrive in this office by May 23, 2022 to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D78752-P67640

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**THE RESERVE PETROLEUM COMPANY**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

Nominees:

01) Cameron R. McLain
02) Kyle L. McLain
03) Eddy R. Ditzler
04) Doug S. Fuller
05) Marvin E. Harris, Jr.
06) Robert L. Savage
07) William M. (Bill) Smith
08) James L. Tyler

**The Board of Directors recommends you vote FOR the following proposals:**

| | For | Against | Abstain |
|---|---|---|---|
| 2. To ratify the selection of HoganTaylor LLP as the Company's independent registered public accountants for 2022. | ☐ | ☐ | ☐ |
| 3. Advisory resolution to approve executive compensation. | ☐ | ☐ | ☐ |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Please visit https://shareholder.broadridge.com/RSRV/ to update your stockholder account. Address changes or comments may also be directed to resv@reserve-petro.com

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Company's 2021 Annual Report on Form 10-K and its 2022 Proxy Statement and related proxy materials are available at www.proxyvote.com.

D78753-P67640

**THE RESERVE PETROLEUM COMPANY PROXY FOR 2022**
**ANNUAL MEETING OF STOCKHOLDERS**
**(This proxy is solicited by the Board of Directors)**

The undersigned stockholder of The Reserve Petroleum Company hereby appoints Cameron R. McLain and Kyle L. McLain, and either of them, with full power of substitution, as proxies to vote the shares of stock which the undersigned could vote if personally present at the 2022 Annual Meeting of Stockholders of The Reserve Petroleum Company to be held at the Company's corporate offices at 6801 Broadway Extension, Suite 300, Oklahoma City, OK 73116, on May 24, 2022 at 3:00 P.M. local time, or any adjournment thereof.

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXCERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3.**

**Continued and to be signed on reverse side**